                         [Exhibit 23.3]



                  Independent Auditors' Consent
                  -----------------------------



The Board of Directors and Stockholders
Regional Bancshares, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading
"Experts" in the prospectus.

                                /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
January 21, 1997